UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report – July 24, 2003

(Date of earliest event reported)

PENN NATIONAL GAMING, INC.

 (Exact name of registrant as specified in its charter)

Pennsylvania	0-24206	23-2234473
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

825 Berkshire Blvd., Suite 200, Wyomissing Professional Center, Wyomissing, PA 19610

(Address of principal executive offices)   (Zip Code)

Area Code (610) 373-2400

(Registrant’s telephone number)

Item 7.    Financial Statements and Exhibits.

(c)           Exhibits

Exhibit No.	Description

99.1	Press Release issued July 24, 2003

Item 9.    Regulation FD Disclosure.

This information furnished under “Item 9.  Regulation FD Disclosure” is provided under “Item 12.  Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.  The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On July 24, 2003, Penn National Gaming, Inc. issued a press release announcing financial results for second quarter 2003.  A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 24, 2003		Penn National Gaming, Inc.

	By:	/s/ Robert S. Ippolito
Robert S. Ippolito
Vice President, Secretary and Treasurer

PENN NATIONAL GAMING, INC.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued July 24, 2003.